Fees Summary	Jan. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 45,652,500.00
Previously Paid Amount	0.00
Total Fee Amount	6,304.61
Total Offset Amount	4,404.98
Net Fee	$ 1,899.63